Rule 497(e)
                                                           File Nos.:  002-85378
                                                           Rule 482 ad

        * * * * *
        MORNINGSTAR'S OVERALL RATING...
                out of 3990 Domestic Equity Funds monitored by Morningstar, as of 12/31/00.

THE FLEX-FUNDS
        TOTAL RETURN UTILITIES FUND

          The Flex-funds Total Return Utilities Fund offers the stability of earnings typically found in utility stocks, with the potential for long-term growth of capital typically found in the equity market.


MORNINGSTAR RATINGS (Domestic Equity Category) as of 12/31/00
        Overall         * * * * *
        Three Year        * * * *
        Five Year       * * * * *

AVERAGE ANNUAL TOTAL RETURNS as of 12/31/00
        One Year           20.03%
        Three Years        16.15%
        Five Years         17.97%
        Life of Fund*      19.09%        * Inception Date 6/21/95



PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Performance data for The Total Return Utilities Fund indicates period and average annual total returns for the periods indicated and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

To obtain a prospectus containing more complete information about The Total Return Utilities Fund, including other fees and expenses that apply to a continued investment in the Fund, you may call The Flex-funds at 800-325-3539, or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

Because The Total Return Utilities Fund concentrates its investments in public utility companies, the value of the Fund's shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund's net asset value.

The Morningstar Risk-Adjusted Rating (the star rating) is based on historical risk-adjusted performance and is subject to change monthly. The top 10% of funds in a class receive 5 stars; the next 22.5% receive 4 stars. The Investment Advisor waived a portion of its management fee and/or reimbursed expenses in order to reduce the operating expenses of the Fund during each period shown above. Without such waivers, the Fund's ratings may have been lower.

For more information
CALL TOLL FREE 800-325-3539 or from Central Ohio 760-2159,
Online at WWW.FLEXFUNDS.COM or complete the attached postcard.

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THE FLEX-FUNDS

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             THE FLEX-FUNDS TOTAL RETURN UTILITIES FUND



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THE FLEX-FUNDS

THE TOTAL RETURN
UTILITIES FUND


          INVESTMENT STRATEGY

          The Total Return Utilities Fund seeks current income and growth of income by investing primarily in equity securities of domestic and foreign utility companies. The Fund strives to provide a real rate of return by investing in fiscally sound companies across the broad utilities market. Company evaluations are based on fundamental criteria of financial strength.

          SOCIALLY RESPONSIBLE INVESTMENTS

          The Fund strives to reduce volatility by avoiding companies with exposure to the nuclear power industry. The Fund also employs a socially responsible screening process for every company it considers for investment.

          PORTFOLIO MANAGER

[PHOTO]   LOWELL G. MILLER
          Founder and Chief Investment Officer of Miller/Howard Investments, subadvisor to The Total Return Utilities Fund since inception in 1995. Mr. Miller has demonstrated expertise in the field of utilities industry investing for over 25 years, and is often quoted in the financial press on the subject of utilities and the investment scene in general.


For more information
CALL TOLL FREE 800-325-3539
from Central Ohio 760-2159
Or Visit The Flex-funds online @ WWW.FLEXFUNDS.COM
E-Mail: flexfunds@meederfinancial.com

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                        THE FLEX-FUNDS
                        P.O. Box 7177
                        Dublin, OH 43017-9947